Exhibit 10.3

AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT AND
SECOND AMENDMENT TO CREDIT AGREEMENT

This AMENDMENT NO. 3 TO FORBEARANCE AGREEMENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Agreement”), dated as of December 30, 2012, is entered into among LODGENET INTERACTIVE CORPORATION, a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto and GLEACHER PRODUCTS CORP., as administrative agent (in such capacity, the “Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Forbearance Agreement (as defined below) or in the Credit Agreement (as defined below), as applicable.

RECITALS

WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain Credit Agreement, dated as of April 4, 2007 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower, the other Loan Parties, certain Lenders and the Agent are parties to that certain Forbearance Agreement and Second Amendment to Credit Agreement (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Forbearance Agreement”), dated as of October 15, 2012;

WHEREAS, the Borrower, the other Loan Parties, certain Lenders and the Agent are parties to that certain Consent to Forbearance Agreement and Second Amendment to Credit Agreement, dated as of November 9, 2012;

WHEREAS, the Borrower, the other Loan Parties, certain Lenders and the Agent are parties to that certain Amendment No. 1 to Forbearance Agreement and Second Amendment to Credit Agreement, dated as of November 16, 2012;

WHEREAS, the Borrower, the other Loan Parties, certain Lenders and the Agent are parties to that certain Amendment No. 2 to Forbearance Agreement and Second Amendment to Credit Agreement, dated as of December 16, 2012;

WHEREAS, DirecTV, LLC (“DirecTV”) and the Borrower entered into that certain Second Forbearance Agreement, dated as of November 6, 2012 (the “Second DirecTV Forbearance”) and that certain First Amendment to That SMATV Sales Agency and Transport Services Agreement, dated as of November 6, 2012 (the “DirecTV First Amendment”);

WHEREAS, DirecTV and the Borrower entered into that certain Third Forbearance Agreement, dated as of December 14, 2012 (the “Third DirecTV Forbearance”), an executed copy of which has been delivered to the Agent;

WHEREAS, Home Box Office, Inc. (“HBO”) and the Borrower entered into that certain Amendment to Letter Agreement, dated as of November 9, 2012 (the “HBO First Amendment”);

WHEREAS, HBO and the Borrower entered into that certain Second Amendment to Letter Agreement, dated as of December 16, 2012 (the “HBO Second Amendment”), an executed copy of which has been delivered to the Agent, pursuant to which HBO has agreed to extend the payment date under the HBO Agreement until December 31, 2012, and the Borrower has the option to further extend the payment date under the HBO Agreement through January 30, 2013 if certain conditions are met;

WHEREAS, the Borrower, the other Loan Parties and certain Lenders entered into that certain Plan Support and Lockup Agreement, dated as of December 30, 2012 (the “Plan Support Agreement”); and

WHEREAS, the Borrower has requested and the Lenders party hereto (constituting the Required Lenders) and the Agent have, subject to the terms and conditions set forth herein, agreed to modify and amend certain provisions of the Forbearance Agreement as provided for herein.

NOW THEREFORE, in consideration of the foregoing, the terms, conditions and covenants contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Amendment to Section 3.1 of the Forbearance Agreement.  Section 3.1(b) of the Forbearance Agreement is hereby amended, as of the Effective Date, by replacing it in its entirety with the following:

As used herein, the term “Forbearance Period” shall mean the period beginning on the Forbearance Effective Date and ending upon the occurrence of a Termination Event.  As used herein, “Termination Event” shall mean the earlier to occur of (i) February 5, 2013 and (ii) the occurrence of any Forbearance Default.  As used herein, the term “Forbearance Default” shall mean: (i) the occurrence of any Default or Event of Default (other than the Specified Defaults) under and as defined in the Credit Agreement (as amended hereby) or any other Loan Document; (ii) the failure of the Borrower or any other Loan Party to timely comply with any term, condition, covenant or agreement set forth in this Forbearance Agreement; (iii) subject to the exceptions in Section 7.1(b) below, the material breach of any representation or warranty made by the Borrower or any other Loan Party in this Forbearance Agreement; (iv) the failure of the Borrower to timely comply with each term, condition, covenant and agreement set forth in (A) that certain Forbearance Agreement to SMATV Sales Agency and Transport Services Agreement, dated as of September 19, 2012, between DirecTV, LLC (“DirecTV”) and the Borrower, as amended by that certain Second DirecTV Forbearance Agreement, dated as of November 6, 2012 between DirecTV and the Borrower, as further amended by that certain Third Forbearance Agreement, dated as of December 14, 2012, between DirecTV and the Borrower, and as may be further amended in a manner that is reasonably satisfactory to the Required Lenders (it being understood and agreed that if any payments made in connection therewith or any payments obligated to be made thereby are with respect to amounts due or to be due prior to February 5, 2013, such amendment shall be deemed to be reasonably satisfactory to the Required Lenders)

(collectively, the “DirecTV Forbearance”), (B) that certain letter agreement, dated September 20, 2012, from Home Box Office, Inc. (“HBO”) to the Borrower, as amended by that certain Amendment to Letter Agreement, dated as of November 9, 2012, and as further amended by that certain Second Amendment to Letter Agreement, dated as of December 16, 2012 (the “HBO Forbearance”), (C) that certain SMATV Sales Agency and Transport Services Agreement, dated as of March 31, 2010, between DirecTV and the Borrower, as amended by that certain First Amendment to That SMATV Sales Agency and Transport Services Agreement, dated as of November 6, 2012 (the “DirecTV Agreement”) (other than the Specified Defaults, First Forbearance Default or Second Forbearance Default, as defined in the DirecTV Forbearance, as applicable) or (D) that certain HBO Services Affiliation Agreement for Lodging Industry Distributor, dated as of December 1, 2003, between HBO and the Borrower (the “HBO Agreement”) (other than the payment default(s) referenced in the HBO Forbearance); (v) the receipt of any notice of default or event of default (howsoever described or defined) in respect of any material contract from the counterparty to such material contract or (vi) a termination of the Plan Support Agreement.

2.                                      Amendment to Annex A to the Forbearance Agreement.  Annex A to the Forbearance Agreement, title “Specified Defaults” is hereby amended, as of the Effective Date, by adding an item 7 as follows:

“7.                                An Event of Default occurring under Section 9(a) of the Credit Agreement as a result of the Borrower’s failure to pay on December 31, 2012 the principal amount and interest due on the Loans in accordance with the Credit Agreement.”

3.                                      Closing Conditions.  This Agreement shall become effective (the “Effective Date”) when the Agent shall have received a copy of this Agreement duly executed by each of the Borrower, the other Loan Parties listed on the signature pages hereto, the Agent, and the Lenders party hereto constituting Required Lenders.

4.                                      Representations and Warranties of the Loan Parties.  In order to induce the Agent and the Lenders party hereto to execute and deliver this Agreement, each Loan Party hereby represents and warrants as follows:

(i)                                     except for the Specified Defaults or as otherwise expressly provided in the Forbearance Agreement (as amended hereby) (including the following paragraph (ii)), after giving effect to this Agreement, each of the Borrower and the other Loan Parties is in compliance with all of the terms and provisions set forth in the Credit Agreement and the other Loan Documents on its part to be observed or performed, and no Default or Event of Default has occurred and is continuing;

(ii)                                  except with respect to the Specified Defaults, each of the representations and warranties in Section 5 of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date;

(iii)                               it has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(iv)                              this Agreement has been duly executed and delivered by such Loan Party and constitutes, a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, concepts of reasonableness,  general equitable principles (whether considered in a proceeding in equity or at law) and by general principles of equity, good faith and fair dealing;

(v)                                 no consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by such Loan Party of this Agreement; and

(vi)                              the Liens granted to the Agent, for the benefit of itself and the other Secured Parties, to secure any of the Obligations under the Credit Agreement remain in full force and effect and continue to constitute first priority perfected liens therein, subject only to Liens permitted pursuant to Section 8.3 of the Credit Agreement.

5.                                      General Release; Reaffirmation of Indemnity

(a)                                 In consideration of, among other things, the Agent’s and the Lenders’ execution and delivery of this Agreement, each of the Borrower or any other Loan Parties, on behalf of itself and on behalf of its agents, representatives, officers, directors, advisors, employees, affiliates, Subsidiaries, successors, assigns, legal representatives and financial advisors (the “LodgeNet Parties”), hereby jointly and severally releases, acquits and forever discharges (collectively, the “Releases”) the Agent and each Lender (collectively, the “Lender Parties”), and their respective subsidiaries, parents, affiliates, officers, directors, employees, agents, attorneys, financial advisors, successors and assigns, both present and former (collectively, the “Lenders’ Affiliates” and together with the Lender Parties, the “Releasees”) from any and all manner of actions, causes of action, suits, debts, controversies, damages, judgments, executions, claims and demands whatsoever, asserted or unasserted, in contract, tort, law or equity which the Borrower or any other LodgeNet Party has or may have against any of the Lender Parties and/or the Lenders’ Affiliates by reason of any action, failure to act, matter or thing whatsoever arising from or based on facts occurring prior to the date of this Agreement in respect of the Loan Documents, including but not limited to, any claim or defense that relates to, in whole or in part, directly or indirectly, (i) the making or administration of the Loans and Letters of Credit, including, without limitation, any such claims and defenses based on fraud, mistake, duress, usury or misrepresentation, or any other claim based on so-called “lender liability theories”, (ii) any covenants, agreements, duties or obligations set forth in the Loan Documents or Forbearance Agreement (as amended hereby), (iii) any actions or omissions of any of the Lender Parties and/or the Lenders’ Affiliates in connections with the initiation or continuing exercise of any right or remedy contained in the Loan Documents or at law or in equity, (iv) lost profits, (v) loss of business opportunity, (vi) increased financing costs, (vii) increased legal or other administrative fees or (viii) damages to business reputation (collectively, the “Claims”).  In entering into this Agreement, each of the Borrower and the other Loan Parties party hereto consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and each hereby agrees and acknowledges that the validity and effectiveness of the releases set forth herein do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof.  The provisions of this Section 5(a) shall survive the expiration of the Forbearance Period and the termination of the Forbearance Agreement, the Credit Agreement, the other Loan Documents and payment in full of the Obligations.

(b)                                 Without in any way limiting their reaffirmations and acknowledgements set forth in Article IX of the Forbearance Agreement, the Borrower hereby expressly acknowledges, agrees and reaffirms its reimbursement, indemnification and other obligations to and agreements set forth in Section 11.5 of the Credit Agreement.  The Borrower further acknowledges, agrees and reaffirms that all of such reimbursement, indemnification and other obligations and agreements set forth in Section 11.5 of the Credit Agreement shall survive the expiration of the Forbearance Period and the termination of the Forbearance Agreement, the Credit Agreement, the other Loan Documents and the payment in full of the Obligations.

(c)                                  The Borrower and each other Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby unconditionally and irrevocably agrees that it will not sue any Releasee on the basis of any Claim released, remised and discharged by the Borrower or any other Loan Party pursuant to Section 5(a).  If the Borrower, any other Loan Party or any of its successors, assigns or other legal representatives violates the foregoing covenant, the Borrower and each other Loan Party, for itself and its successors, assigns and legal representatives, agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

6.                                      Miscellaneous.

(a)                                 Entirety.  This Agreement embodies the entire agreement among the parties hereto and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

(b)                                 Severability of Provisions.  If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(c)                                  Counterparts; Electronic Signatures.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Agreement by telecopy, e-mail or other electronic means (e.g., “pdf” or “rtf”) shall be effective as an original and shall constitute a representation that an original will be delivered.

(d)                                 GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(e)                                  Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of each Lender and the other parties hereto and their respective successors and permitted assigns.

[Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	LODGENET INTERACTIVE CORPORATION

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

LODGENET STAYONLINE, INC.

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

ON COMMAND CORPORATION

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

THE HOTEL NETWORKS, INC.

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

LODGENET INTERNATIONAL, INC.

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

ON COMMAND VIDEO CORPORATION

	By:	/s/ James G. Naro
	Name:	James G. Naro
	Title:	Secretary

[Signature Page to Amendment No. 3 to Forbearance Agreement and
Second Amendment to Credit Agreement]

PUERTO RICO VIDEO ENTERTAINMENT CORPORATION

By:	/s/ James G. Naro
Name:	James G. Naro
Title:	Secretary

VIRGIN ISLAND VIDEO ENTERTAINMENT CORPORATION

By:	/s/ James G. Naro
Name:	James G. Naro
Title:	Secretary

SPECTRADYNE INTERNATIONAL, INC.

By:	/s/ James G. Naro
Name:	James G. Naro
Title:	Secretary

HOTEL DIGITAL NETWORK, INC.

By:	/s/ James G. Naro
Name:	James G. Naro
Title:	Secretary

LODGENET HEALTHCARE INC.

By:	/s/ James G. Naro
Name:	James G. Naro
Title:	Secretary

[Signature Page to Amendment No. 3 to Forbearance Agreement and
Second Amendment to Credit Agreement]

AGENT:	GLEACHER PRODUCTS CORP.
as Agent

	By:	/s/ Joanna Anderson
	Name:	Joanna Anderson
	Title:	Authorized Signatory

[Signature Page to Amendment No. 3 to Forbearance Agreement and
Second Amendment to Credit Agreement]